SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 15, 2006
(Date of earliest event reported)

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SINOFRESH HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-49764	65-1082270
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)

(941) 681-3100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Exhibits.

Signatures

Ex-99.1:Press Release dated May 15, 2006

Item 2.02. Results of Operations and Financial Condition.

On May 15, 2006, the Registrant issued the press release attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

Exhibit No.  Item

99.1   Press Release dated May 15, 2006.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.

Date: May 15, 2006     /s/ Scott M. Klein__________________
Name: Scott M. Klein
Title: Chief Financial Officer (Principle Accounting
Officer)